Exhibit 99.2

CERTIFICATE OF INCORPORATION

OF

BLACKROCK KELSO CAPITAL CORPORATION

ARTICLE I

Section 1.1 The name of the Corporation is BlackRock Kelso Capital Corporation (hereinafter the “Corporation”).

ARTICLE II

Section 2.1 The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at that address is The Corporation Trust Company.

ARTICLE III

Section 3.1 The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the “GCL”).

ARTICLE IV

Section 4.1 The total number of shares of stock which the Corporation shall have authority to issue is one hundred million and five hundred (100,000,500) shares of which the Corporation shall have authority to issue one hundred million (100,000,000) shares of common stock (the “Common Shares”), each having a par value of one one-thousandth of a dollar ($0.001), and five hundred (500) shares of preferred stock (the “Preferred Shares”), each having a par value of one one-thousandth of a dollar ($0.001).

Section 4.2 Common Shares.

(a) Voting Rights. Except as otherwise required by law or this Certificate of Incorporation, holders of record of Common Shares shall have one vote in respect of each share of stock held by such holder of record on the books of the Corporation for the election of directors and on all other matters submitted to a vote of stockholders of the Corporation.

(b) Dividends. Holders of Common Shares shall be entitled to receive, when, as and if declared by the Board of Directors, out of the assets of the Corporation legally available therefor, dividends payable either in cash, in property or in shares of capital stock.

(c) Liquidation, Dissolution, or Winding Up. In the event of a dissolution, liquidation or winding up of the affairs of the Corporation (“Liquidation”), holders of Common Shares shall be entitled, unless otherwise provided by law or this Certificate of Incorporation, to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of Common Shares held by them respectively.

Section 4.3 Preferred Shares.

(a) The Preferred Shares may be issued in one or more series as shall from time to time be created and authorized to be issued by the Board of Directors as hereinafter provided.

(b) The Board of Directors is expressly authorized to provide for the issuance of all or any of the Preferred Shares in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series and as may be permitted by the GCL, including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions. Any of the foregoing provisions shall be consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”) to the extent applicable.

(c) Each share of each series of the Preferred Shares shall have the same relative rights and be identical in all respects with all the other shares of the same series, except that shares of any one series issued at different times may differ as to the dates, if any, from which dividends thereon shall be cumulative. Except as otherwise provided by law or specified in this Article IV, any series of the Preferred Shares may differ from any other series with respect to any one or more of the voting powers, designations, powers, preferences and relative, participating, optional and other special rights, if any, and the qualifications, limitations and restrictions thereof.

(d) Before any dividends on any class of stock of the Corporation ranking junior to the Preferred Shares (other than dividends payable in shares of any class of stock of the Corporation ranking junior to the Preferred Shares) shall be declared or paid or set apart for payment, the holders of shares of each series of the Preferred Shares shall be entitled to such cash dividends, but only if, when and as declared by the Board of Directors out of funds legally available therefor, as they may be entitled to in accordance with the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series, payable on such dates as may be fixed in such resolution or resolutions.

(e) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation shall be made to or set apart for the holders of shares of any class of stock of the Corporation ranking junior to the Preferred Shares, the holders of the shares of each series of the Preferred Shares shall be entitled to receive payment of the amount per share fixed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of the shares of such series, plus an amount equal to all dividends accrued thereon to the date of final distribution to such holders. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the shares of the Preferred Shares shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes of this paragraph (d), the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation or a consolidation or merger of the Corporation with one or more corporations shall not be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary.

(f) The term “junior stock,” as used in relation to the Preferred Shares, shall mean the Common Shares and any other class of stock of the Corporation hereafter authorized which by its terms shall rank junior to the Preferred Shares as to dividend rights and as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation.

(g) Before the Corporation shall issue any Preferred Shares of any series authorized as hereinbefore provided, a certificate setting forth a copy of the resolution or resolutions with respect to such series adopted by the Board of Directors of the Corporation pursuant to the foregoing authority vested in said Board of Directors shall be made, filed and recorded in accordance with the then applicable requirements, if any, of the laws of the State of Delaware, or, if no certificate is then so required, such certificate shall be signed and acknowledged on behalf of the Corporation by its president or a vice-president and its corporate seal shall be affixed thereto and attested by its secretary or an assistant secretary and such certificate shall be filed and kept on file at the registered office of the Corporation in the State of Delaware and in such other place or places as the Board of Directors shall designate.

(h) Shares of any series of the Preferred Shares which shall be issued and thereafter acquired by the Corporation through purchase, redemption, conversion or otherwise, shall return to the status of authorized but unissued shares of the Preferred Shares of the same series unless otherwise provided in the resolution or resolutions of the Board of Directors. Unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, the number of authorized shares of stock of any such series may be increased or decreased (but not below the number of shares thereof then outstanding) by resolution or resolutions of the Board of Directors and the filing of a certificate complying with the requirements referred to in subparagraph (g) above. In case the number of shares of any such series of the Preferred Shares shall be decreased, the shares representing such decrease shall, unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, resume the status of authorized but unissued shares of the Preferred Shares, undesignated as to series.

ARTICLE V

Section 5.1 In-Kind Distributions. Section 4.2(c) notwithstanding, the Corporation shall not make a distribution in kind of any securities to any holder of the shares of the Corporation in connection with a Liquidation, if such distribution would in the reasonable judgment of such holder cause such holder to be in violation of any law applicable to such holder (“ERISA Shareholder”); provided that the ERISA Shareholder shall notify the Corporation to such effect not less than five days prior to such distribution. In the event an ERISA Shareholder notifies the Corporation as provided in the immediately preceding sentence, the Corporation shall use its reasonable best efforts to cause the securities or other assets otherwise distributable to the ERISA Shareholder (the “Subject Securities”) to be sold to a third party, who may be another holder of shares in the Corporation, for the best consideration available under the circumstances, as determined by the Board of Directors in its reasonable discretion, and, upon consummation of any such sale, the cash proceeds from such sale shall be distributed to the ERISA Shareholder. In the event such a sale cannot be consummated for the best consideration available under the circumstances and within a reasonable period of time following the time of the proposed distribution (in no case to exceed two years), the obligation of the Corporation to the ERISA Shareholder shall be extinguished by establishing, with an escrow agent designated by the ERISA Shareholder, an escrow account for the benefit of the ERISA Shareholder into which the Subject Securities shall be deposited, which account shall be liquidated at such time as a sale can be accomplished on the terms set forth above; provided that from and after the time of such deposit such Subject Securities shall be deemed for all purposes of this Certificate of Incorporation to have been distributed to the ERISA Shareholder and any income arising from the Subject Securities shall be deposited in such account for the benefit of the ERISA Shareholder.

ARTICLE VI

Section 6.1 Classified Board. At such time that the Public Market Event occurs, the Board of Directors shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of directors of one class shall expire at each annual meeting of stockholders, and in all cases as to each director when such director’s successor shall be elected and shall qualify or upon such director’s earlier resignation, removal from office, death or incapacity. Additional directorships resulting from an increase in number of directors shall be apportioned among the classes as equally as possible. If required by law, the initial term of office of directors of Class I shall expire at the annual meeting of stockholders in the first year after the Public Market Event; that of Class II shall expire at the annual meeting in the second year after the Public Market Event; and that of Class III shall expire at the annual meeting in the third year after the Public Market Event; and in all cases as to each director when such director’s successor shall be elected and shall qualify or upon such director’s earlier resignation, removal from office, death or incapacity. Beginning at the first annual meeting after the Public Market Event and thereafter at each annual meeting, the number of directors equal to the number of directors of the class whose term expires at the time of such meeting (or, if less, the number of directors properly nominated and qualified for election) shall be elected to hold office until the third succeeding annual meeting of stockholders after their election.

Section 6.2 Changes. The Board of Directors, by amendment to the Corporation’s Bylaws, is expressly authorized to change the number of directors without the consent of the stockholders to any number between two or nine and to allocate such number of directors among the classes as evenly as practicable.

Section 6.3 Elections. Elections of directors need not be by written ballot unless otherwise provided in the Corporation’s Bylaws.

Section 6.4 Removal of Directors. Any director may be removed for cause from office by the action of the holders of at least seventy-five percent (75%) of the then outstanding shares of the Corporation’s capital stock entitled to vote for the election of the respective director.

Section 6.5 Vote Required to Amend or Repeal. The affirmative vote of the holders of at least seventy-five percent (75%) of the then outstanding shares of the Corporation’s capital stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend in any respect or repeal this ARTICLE VI.

Section 6.6 Vacancies. Subject to the rights of the holders of any series of Preferred Shares, and unless the Board of Directors otherwise determines, all vacancies on the Board of Directors and newly created directorships resulting from any increase in the authorized number of directors shall be filled exclusively by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and shall not be filled by the stockholders.

ARTICLE VII

Section 7.1 The name and mailing address of the Sole Incorporator is as follows:

Name	Address

Deborah Reusch	P.O. Box 636 Wilmington, DE 19899

ARTICLE VIII

Section 8.1 The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

Section 8.2 No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Section 8.2 by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 8.3 In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Certificate of Incorporation, and any By-Laws adopted by the stockholders.

ARTICLE IX

Section 9.1 Special Meetings of Stockholders. Special meetings of the stockholders may be called for any purpose or purposes, unless otherwise prescribed by statute or this Certificate of Incorporation, only by the chairman, vice-chairman, chief executive officer or president or by a resolution duly adopted by a majority of the members of the Board of Directors.

Section 9.2 Vote Required to Amend or Repeal. The affirmative vote of the holders of at least seventy-five percent (75%) of the then outstanding shares of the Corporation’s capital stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend in any respect or repeal this ARTICLE IX.

ARTICLE X

Section 10.1 Amend or Repeal By-Laws. The Board of Directors is expressly empowered to adopt, amend or repeal the By-laws of the Corporation; provided, however, that any adoption, amendment or repeal of the By-laws by the Board of Directors shall require the approval of at least sixty-six and two-thirds percent (66 2/3%) of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board of Directors).

Section 10.2 Vote Required to Amend or Repeal. The affirmative vote of the holders of at least seventy-five percent (75%) of the then outstanding shares of the Corporation’s capital stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend in any respect or repeal this ARTICLE X.

ARTICLE XI

Section 11.1 The conversion of the Corporation from a business development company to an open-end investment company, the liquidation and dissolution of the Corporation (if there has been a Public Market Event, as defined below), the merger or consolidation of the Corporation with any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as described in this Certificate of Incorporation or the amendment of any of the provisions discussed herein shall require the approval of (i) the holders of at least eighty percent (80%) of the then outstanding Shares of the Corporation’s capital stock, voting together as a single class, or (ii) at least (A) a majority of the “continuing directors” and (B) the holders of at least seventy-five percent (75%)

of the then outstanding Shares of the Corporation’s capital stock entitled to vote generally in the election of directors, voting together as a single class. For purposes of this ARTICLE XI, a “continuing director” is a director who (i) (A) has been a director of the corporation for at least twelve months and (B) is not a person or an affiliate of a person who enters into, or proposes to enter into, a business combination with the Corporation or (ii) (A) is a successor to a continuing director, (B) who was appointed to the Board of Directors by at least a majority of the continuing directors and (C) is not a person or an affiliate of a person who enters into, or proposes to enter into, a business combination with the Corporation.

ARTICLE XII

Section 12.1 Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the GCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

ARTICLE XIII

Section 13.1 Certain Transactions.

(a) Notwithstanding any other provision of this Certificate of Incorporation and subject to the exceptions provided in paragraph (d) of this Section, the types of transactions described in paragraph (c) of this Section shall require the affirmative vote or consent of a majority of the Directors then in office followed by the affirmative vote of the holders of not less than seventy-five percent (75%) of the Shares of each affected class or series outstanding, voting as separate classes or series, when a Principal Shareholder (as defined in paragraph (b) of this Section) is a party to the transaction. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of Shares otherwise required by law or by the terms of any class or series of Preferred Shares, whether now or hereafter authorized, or any agreement between the Corporation and any national securities exchange.

(b) The term “Principal Shareholder” shall mean any corporation, Person (which shall mean and include individuals, partnerships, trusts, limited liability companies, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof) or other entity which is the beneficial owner, directly or indirectly, of twenty percent (20%) (or ten percent (10%) if there has been a Public Market Event, as defined below) or more of the outstanding Shares of all outstanding classes or series and shall include any affiliate or associate, as such terms are defined in clause (ii) below, of a Principal Shareholder. For the purposes of this Section, in addition to the Shares which a corporation, Person or other entity beneficially owns directly, (a) any corporation, Person or other entity shall be deemed to be the beneficial owner of any Shares (i) which it has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise (but excluding share options granted by the Corporation) or (ii) which are beneficially owned, directly or indirectly (including Shares deemed owned through application of clause (i) above), by any other corporation, Person or entity with which its “affiliate” or “associate” (as defined below) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of Shares, or which is its “affiliate” or “associate” as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, and (b) the outstanding Shares shall include Shares deemed owned through application of clauses (i) and (ii) above but shall not include any other Shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights or warrants, or otherwise.

(c) This Section shall apply to the following transactions:

(i) The merger or consolidation of the Corporation or any subsidiary of the Corporation with or into any Principal Shareholder.

(ii) The issuance of any securities of the Corporation to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan).

(iii) The sale, lease or exchange of all or any substantial part of the assets of the Corporation to any Principal Shareholder (except assets having an aggregate fair market value of less than five percent (5%) of the total assets of the Corporation, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

(iv) The sale, lease or exchange to the Corporation or any subsidiary thereof, in exchange for securities of the Corporation, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than five percent (5%) of the total assets of the Corporation, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

(d) The provisions of this Section shall not be applicable to (i) any of the transactions described in paragraph (c) of this Section if 80% of the Directors shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction, in which case approval by a “majority of the outstanding voting securities,” as such term is defined in the 1940 Act, of the Corporation with each class and series of Shares voting together as a single class, except to the extent otherwise required by law, the 1940 Act or this Certificate of Incorporation with respect to any one or more classes or series of Shares, in which case the applicable proportion of such classes or series of Shares voting as a separate class or series, as case may be, also will be required, shall be the only vote of Shareholders required by this Section, or (ii) any such transaction with any entity of which a majority of the outstanding shares of all classes and series of a stock normally entitled to vote in elections of directors is owned of record or beneficially by the Corporation and its subsidiaries.

(e) The Board of Directors shall have the power and duty to determine for the purposes of this Section on the basis of information known to the Corporation whether (i) a corporation, person or entity beneficially owns any particular percentage of the outstanding

Shares of any class or series, (ii) a corporation, person or entity is an “affiliate” or “associate” (as defined above) of another, (iii) the assets being acquired or leased to or by the Corporation or any subsidiary thereof constitute a substantial part of the assets of the Corporation and have an aggregate fair market value of less than five percent (5%) of the total assets of the Corporation, and (iv) the memorandum of understanding referred to in paragraph (d) hereof is substantially consistent with the transaction covered thereby. Any such determination shall be conclusive and binding for all purposes of this Section.

(f) “Public Market Event” shall mean an initial public offering of the Corporation’s Common Shares registered under the Securities Act and the listing of such Common Shares on a national securities exchange.

ARTICLE XIV

Section 14.1 The Corporation is to have perpetual existence; PROVIDED, HOWEVER, that the Board of Directors shall liquidate and dissolve the Corporation as promptly as practicable after the tenth anniversary of the Corporation’s existence, provided that (i) there has not been a Public Market Event and (ii) at least a majority of the directors, including at least a majority of the “disinterested directors,” as defined in the 1940 Act, determine such act to be in the best interests of the Corporation’s stockholders.

ARTICLE XV

Section 15.1 The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute or by this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE XVI

Section 16.1 The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. The right to indemnification conferred by this Article XVI shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

Section 16.2 The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article XVI to directors and officers of the Corporation.

Section 16.3 The rights to indemnification and to the advance of expenses conferred in this Article XVI shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation, the By-Laws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

Section 16.4 The rights to indemnification and to the advance of expenses conferred in this Article XVI shall be subject to the requirements of the 1940 Act to the extent applicable.

Section 16.5 Any repeal or modification of this Article XVI by the stockholders of the Corporation shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

I, THE UNDERSIGNED, being the Sole Incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the GCL, do make this Certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 13th day of April, 2005.

/s/ Deborah Reusch
Deborah Reusch
Sole Incorporator

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

BLACKROCK KELSO CAPITAL CORPORATION

Pursuant to Section 228 and Section 242 of the General

Corporation Law of the State of Delaware

BlackRock Kelso Capital Corporation, a Delaware corporation (hereinafter called the “Corporation”), does hereby certify as follows:

FIRST: Section 4.1 of Article IV of the Corporation’s Certificate of Incorporation is hereby amended to read in its entirety as set forth below:

Section 4.1 The total number of shares of stock which the Corporation shall have authority to issue is forty million and five hundred (40,000,500) shares of which the Corporation shall have authority to issue forty million (40,000,000) shares of common stock (the “Common Shares”), each having a par value of one one-thousandth of a dollar ($0.001), and five hundred (500) shares of preferred stock (the “Preferred Shares”), each having a par value of one one-thousandth of a dollar ($0.001).

SECOND: The foregoing amendment was duly adopted in accordance with Section 228 and Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, BlackRock Kelso Capital Corporation has caused this Certificate to be duly executed in its corporate name this 24th day of May, 2005.

BlackRock Kelso Capital Corporation

By:	/s/ Michael B. Lazar
	Name:	Michael B. Lazar
	Title:	Chief Operating Officer

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

BLACKROCK KELSO CAPITAL CORPORATION

Pursuant to Section 242 of the General

Corporation Law of the State of Delaware

BlackRock Kelso Capital Corporation, a Delaware corporation (hereinafter called the “Corporation”), does hereby certify as follows:

FIRST: Section 4.1 of Article IV of the Corporation’s Certificate of Incorporation is hereby amended to read in its entirety as set forth below:

Section 4.1 The total number of shares of stock which the Corporation shall have authority to issue is one hundred million and five hundred (100,000,500) shares of which the Corporation shall have authority to issue one hundred million (100,000,000) shares of common stock (the “Common Shares”), each having a par value of one one-thousandth of a dollar ($0.001), and five hundred (500) shares of preferred stock (the “Preferred Shares”), each having a par value of one one-thousandth of a dollar ($0.001).

SECOND: The foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, BlackRock Kelso Capital Corporation has caused this Certificate to be duly executed in its corporate name this 28th day of March, 2007.

BlackRock Kelso Capital Corporation

By:	/s/ Frank D. Gordon
	Name:	Frank D. Gordon
	Title:	Chief Financial Officer

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

BLACKROCK KELSO CAPITAL CORPORATION

Pursuant to Section 242 of the General

Corporation Law of the State of Delaware

BlackRock Kelso Capital Corporation, a Delaware corporation (hereinafter called the “Corporation”), does hereby certify as follows:

FIRST: Section 4.1 of Article IV of the Corporation’s Certificate of Incorporation is hereby amended to read in its entirety as set forth below:

Section 4.1 The total number of shares of stock which the Corporation shall have authority to issue is two hundred million and five hundred (200,000,500) shares of which the Corporation shall have authority to issue two hundred million (200,000,000) shares of common stock (the “Common Shares”), each having a par value of one one-thousandth of a dollar ($0.001), and five hundred (500) shares of preferred stock (the “Preferred Shares”), each having a par value of one one-thousandth of a dollar ($0.001).

SECOND: The foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, BlackRock Kelso Capital Corporation has caused this Certificate to be duly executed in its corporate name this 7th day of June, 2010.

BlackRock Kelso Capital Corporation

By:	/s/ Frank D. Gordon
	Name:	Frank D. Gordon
	Title:	Chief Financial Officer

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

BLACKROCK KELSO CAPITAL CORPORATION

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware (“DGCL”)

BlackRock Kelso Capital Corporation, a Delaware corporation (hereinafter called the “Corporation”), does hereby certify as follows:

FIRST: Article I of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended to read in its entirety as set forth below:

Section 1.1: The name of the Corporation is BlackRock Capital Investment Corporation (hereinafter the “Corporation”).

SECOND: The foregoing amendment was duly adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, BlackRock Kelso Capital Corporation has caused this Certificate of Amendment to be duly executed in its corporate name this 6th day of March, 2015.

BlackRock Kelso Capital Corporation

By:	/s/ Corinne Pankovcin
	Name:	Corinne Pankovcin
	Title:	Chief Financial Officer